UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.

 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202

 (Address of principal executive offices) (Zip code)

Michael P. Malloy

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, Pennsylvania 19103-6996

 (Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report to Stockholders December 31, 2007

MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value (“NAV”) to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders.

     The table on the next page sets forth the amounts of the most recent quarterly distribution and the cumulative distributions paid during the 2007 fiscal year from the following sources: net investment income; net realized short term capital gains; net realized long term capital gain; and return of capital.

     You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of the distributions, as summarized in the table on the next page, or from the terms of the Fund’s Managed Distribution Policy.

     The Fund distributed more than its income and capital gains during 2007; therefore, a portion of the distributions, as summarized in the table on the next page, is a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     The amounts and sources of distributions reported are not being provided for tax reporting purposes. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

     The Fund’s Managed Distribution Policy may be changed or terminated at the discretion of the Fund’s Board of Directors without prior notice to stockholders. If, for example, the Fund’s total distributions for the year result in taxable return of capital, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the Managed Distribution Policy. It is possible, that the Fund’s market price may decrease if the Managed Distribution Policy is terminated. At this time, the Board has no intention of making any changes or terminate the Managed Distribution Policy.

SOURCES OF DISTRIBUTIONS
	Current Distribution ($)	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date ($)	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	$0.0000	0.00%	$0.0146	2.52%
Net Realized Short Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long Term Capital Gains	$0.0000	0.00%	$0.2118	36.52%
Return of Capital	$0.1400	100.00%	$0.3536	60.96%
Total (per common share)	$0.1400	100%	$0.5800	100%

Average annual total return (in relation to NAV) for the 5 years
ending December 31, 2007				12.26%
Annualized current distribution rate expressed as a percentage
of NAV as of December 31, 2007				10.47%
Cumulative total return (in relation to NAV) for the fiscal year
through December 31, 2007				3.25%
Cumulative fiscal year distributions as a percentage
of NAV as of December 31, 2007				10.84%

1-800-624-4190 • www.blu.com	1

2	Annual Report December 31, 2007

     The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190 • www.blu.com	3

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	February 5, 2008

     The Blue Chip Value Fund posted a return of 3.25% for 2007. This performance lagged the S&P 500 Index return of 5.49% and the Lipper Large-Cap Core return of 6.63%. Our portfolio’s underperformance was caused mostly by being overweight in the financial sector which performed poorly because of the subprime mortgage crisis that materialized in the second half of 2007. We reduced our exposure to financial stocks, but not fast enough to avoid adversely affecting our performance.

     More specifically, we underestimated the illiquidity of mortgage-backed CDO’s (collateralized debt obligations) because we did not anticipate the poor quality of mortgage lending practices. The price decline of these securities has been so substantial that it reduced the capital of mortgage and bond insurers to the brink of bankruptcy, and materially hurt companies such as Citigroup Inc. and Merrill Lynch. The extent and impact of this financial crisis is still uncertain. Today, it appears that government authorities are attempting to solve this crisis. For example, the New York State Insurance Commissioner is coordinating a process to restructure a number of the important bond insurers such as MBIA Inc.

     In addition, increased energy costs and declining housing prices created an environment where consumer spending did not live up to expectations. Holiday spending was extremely weak. In this environment, our consumer cyclical stocks were down 15% for the year. Our holdings include Starwood Hotels and Resorts Worldwide, Darden Restaurants, Walt Disney and a new holding you will recognize—Nike. Our only sale from this sector last year was J.C. Penney. We made the switch from Penney to Nike primarily because over half of Nike’s sales come from international markets while Penney’s sales are completely domestic.

     In contrast, our energy stocks were up 50% as a group with our three best performers being TransOcean, Occidental Petroleum and Marathon Oil. Our holdings in the capital goods sector also performed well, closing up 30% for the year. This sector of our portfolio included names such as General Electric, General Dynamics, Raytheon and Parker-Hannifin.

4	Annual Report December 31, 2007

     Our holdings in the healthcare sector were up 3%. Amgen was an underperformer in this sector because the FDA recommended reduced use of Amgen’s anemia drug, Aranesp. We continue to hold the stock because we believe the company’s new  product for improving bone density in women—Denosumab—will become a major product. We also have meaningful holdings in Abbott Laboratories, because we believe it has a robust product pipeline, and two generic drug companies—Teva Pharmaceuticals and Barr Pharmaceuticals. We have entered 2008 with an overweight position in healthcare. The companies we own are all projected to have good earnings and cash flow growth in 2008. We believe that political change may negatively impact some healthcare stocks. However, we feel that our pharmaceutical holdings are insulated because of the good value proposition offered by their products.

     2008 has already started out to be a volatile year in the stock market. There is widespread speculation about the possibility of a U.S. recession. We do not know if there will be a recession, but we are experiencing a meaningful slowing of the U.S. economy. We expect that this domestic slowdown will have a negative impact on world economic activity. It appears to us that this slowdown has been largely discounted by the stock market, and we expect the market should stabilize. We continue to focus on investing in companies with attractive valuations and improving cash flows. Thank you for your continued support.

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

1-800-624-4190 • www.blu.com	5

Sector Diversification in Comparison to S&P 500 as of December 31, 2007*

	Fund	S&P 500
Basic Materials	2.4%	2.8%
Capital Goods	12.8%	9.5%
Commercial Services	4.2%	1.9%
Communications	6.9%	7.7%
Consumer Cyclical	11.5%	10.5%
Consumer Staples	10.0%	10.0%
Energy	10.7%	12.2%
Interest Rate Sensitive	13.1%	15.8%
Medical/Healthcare	13.6%	11.3%
REITs	0.0%	1.0%
Technology	10.2%	11.9%
Transportation	2.0%	1.7%
Utilities	2.4%	3.7%
Short-Term Investments	0.2%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of December 31, 2007

Return	3 Mos.	1-Year	3-Year	5-Year	10-Year

Blue Chip Value Fund – NAV	(5.14%)	3.25%	7.67%	12.26%	5.56%
Blue Chip Value Fund – Market Price	(9.45%)	(3.33%)	1.58%	12.90%	4.04%
S&P 500 Index	(3.33%)	5.49%	8.62%	12.83%	5.91%

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

6	Annual Report December 31, 2007

Please Note: Performance calculations are as of the end of December each year. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/98. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

1-800-624-4190 • www.blu.com	7

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the actual market price of one share as it has traded on the NYSE.

2Reflects the actual NAV of one share.

3The graph above includes the distribution totals since January 1, 1998, which equals $7.80 per share. The NAV per share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are depicted in the chart on the bottom of the next page.

8	Annual Report December 31, 2007

STOCKHOLDER DISTRIBUTION INFORMATION

     Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund’s income and distributions to the stockholders for the calendar year ended December 31, 2007.

     The Board of Directors of Blue Chip Value Fund, Inc. voted to pay 2.5% of the Fund’s net asset value on a quarterly basis in accordance with the Fund’s distribution policy. The following table summarizes the final sources of such distributions:

	Net	Long-Term	Return
	Investment	Capital	of
	Income	Gain	Capital	Undesignated*	Total
1st Quarter 2007	$0.0046	$0.0674	$0.0680		$0.1400
2nd Quarter 2007	$0.0050	$0.0722	$0.0728		$0.1500
3rd Quarter 2007	$0.0050	$0.0722	$0.0728		$0.1500
4th Quarter 2007	$0.0000	$0.0000	$0.0000	$0.1400*	$0.1400
Total	$0.0146	$0.2118	$0.2136	$0.1400*	$0.5800

     The Fund notified stockholders by the end of January 2008 of amounts for use in preparing 2007 income tax returns.

     100% of the distributions paid from net investment income and short-term capital gain qualify for the corporate dividends received deduction and meet the requirements of the tax rules regarding qualified dividend income. In addition, none of the distributions from net investment income include income derived from U.S. Treasury obligations. There were no assets invested in direct U.S. Government Obligations as of December 31, 2007.

HISTORICAL SOURCES OF DISTRIBUTION

	Net				Total
	Investment	Capital	Return of		Amount of
Year	Income	Gains	Capital	Undesignated*	Distribution
1998	$0.0541	$1.0759	$0.0000		$1.13
1999	$0.0335	$1.6465	$0.0000		$1.68
2000	$0.0530	$0.8370	$0.0000		$0.89
2001	$0.0412	$0.3625	$0.3363		$0.74
2002	$0.0351	$0.0000	$0.5249		$0.56
2003	$0.0136	$0.0000	$0.4964		$0.51
2004	$0.0283	$0.5317	$0.0000		$0.56
2005	$0.0150	$0.1128	$0.4422		$0.57
2006	$0.0182	$0.1260	$0.4358		$0.58
2007	$0.0146	$0.2118	$0.2136	$0.1400*	$0.58
Totals	$0.3066	$4.9042	$2.4492	$0.1400*	$7.80
% of Total
Distribution	3.93%	62.87%	31.40%	1.80%	100%

*Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in 2008.

1-800-624-4190 • www.blu.com	9

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund’s Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, 480 Washington Blvd., Jersey City, NJ 07310.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days’ prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

     If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

10	Annual Report December 31, 2007

OTHER IMPORTANT INFORMATION

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

1-800-624-4190 • www.blu.com	11

INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

     The list below provides certain information about the identity and business experience of the directors and officers of the Fund.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA1

Age: 63

Position(s) Held with the Fund:

President and Director

Term of Office2 and Length of Time Served:

President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2010.

Principal Occupations During the Past Five Years:

Chairman, Denver Investment Advisors LLC (since 2004);

President, Westcore Funds (since 2005);

President, Denver Investment Advisors LLC and predecessor organizations (1983-2004);

Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005);

Portfolio Co-Manager, Westcore Select Fund (2001-2005).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

KENNETH V. PENLAND, CFA1

Age: 65

Position(s) Held with the Fund:

Chairman of the Board and Director

Term of Office2 and Length of Time Served:

Chairman of the Board and Director since 1987. Term as Director expires in 2009.

Principal Occupations During the Past Five Years:

Chairman, Denver Investment Advisors LLC and predecessor organizations (1983-2001);

President, Westcore Funds (1995-2001)

Trustee, Westcore Funds (2001-2005).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

12	Annual Report December 31, 2007

INDEPENDENT DIRECTORS

RICHARD C. SCHULTE1

Age: 63

Position(s) Held with the Fund:

Director

Term of Office2 and Length of Time Served:

Director since 1987. Term expires in 2008.

Principal Occupations During the Past Five Years:

Private Investor;

President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993-1996);

Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991-1993).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

ROBERTA M. WILSON, CFA1

Age: 64

Position(s) Held with the Fund:

Director

Term of Office2 and Length of Time Served:

Director since 1987. Term expires in 2009.

Principal Occupations During the Past Five Years:

Management consultant and coach (since 1998);

Director of Finance, Denver Board of Water Commissioners (Retired), Denver, Colorado (1985-1998).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

LEE W. MATHER, JR.1

Age: 64

Position(s) Held with the Fund:

Director

Term of Office2 and Length of Time Served:

Director since 2001. Term expires in 2008.

Principal Occupations During the Past Five Years:

Director, American Rivers (conservation organization) (2000-2006);

Investment Banker, Merrill Lynch & Co. (1977-2000).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

1-800-624-4190 • www.blu.com	13

OFFICERS

MARK M. ADELMANN, CFA, CPA

Age: 50

1225 Seventeenth St.

26th Floor Denver, Colorado 80202

Position(s) Held with the Fund:

Vice President

Term of Office2 and Length of Time Served:

Vice President since 2002.

Principal Occupations During the Past Five Years:

Vice President, Denver Investment Advisors LLC (since 2000);

Research Analyst, Denver Investment Advisors LLC (since 1995).

NANCY P. O’HARA

Age: 49

One Logan Square

18th and Cherry Sts.

Philadelphia, PA 19103

Position(s) Held with the Fund:

Secretary

Term of Office2 and Length of Time Served:

Secretary since 2007.

Principal Occupations During the Past Five Years:

Associate of the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ, CPA, CFA5

Age: 39

1225 Seventeenth St.

26th Floor

Denver, Colorado 80202

Position(s) Held with the Fund:

Treasurer, Chief Compliance Officer

Term of Office2 and Length of Time Served:

Treasurer since 1997, Chief Compliance Officer since 2004.

Principal Occupations During the Past Five Years:

Vice President, Denver Investment Advisors LLC (since 2000);

Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997);

Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997);

Registered Representative, ALPS Distributors, Inc. (since 1995).

14	Annual Report December 31, 2007

NOTES

*    These directors each may be deemed to be an “interested director” of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund’s investment adviser and their positions as officers of the Fund.

1.   Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz. 2. The Fund’s By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.

3.   The Fund complex is comprised of fourteen portfolios, the Fund, eleven Westcore Funds, the Dunham Small-Cap Value Fund and the RiverSource VP Small-Cap Value Fund.

4.   Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

5.   Mr. Frontz also serves as Treasurer and Chief Compliance Officer of Westcore Funds.

     The Fund’s President has certified to the New York Stock Exchange that, as of June 6, 2007, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.

1-800-624-4190 • www.blu.com	15

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
December 31, 2007

			Market
	Shares	Cost	Value
COMMON STOCKS – 108.93%
BASIC MATERIALS – 2.60%
Forestry & Paper – 2.60%
Ball Corp.	88,040	$4,634,499	$3,961,800
TOTAL BASIC MATERIALS		4,634,499	3,961,800

CAPITAL GOODS – 13.92%
Aerospace & Defense – 5.79%
General Dynamics Corp.	55,000	2,948,776	4,894,450
Raytheon Co.	64,400	2,444,777	3,909,080
		5,393,553	8,803,530
Farm Equipment – 2.58%
CNH Global N.V. – ADS (Netherlands)	59,700	2,317,214	3,929,454

Industrial Products – 5.55%
ITT Corp.	49,400	2,701,957	3,262,376
Parker Hannifin Corp.	68,850	3,261,524	5,185,093
		5,963,481	8,447,469
TOTAL CAPITAL GOODS		13,674,248	21,180,453

COMMERCIAL SERVICES – 4.61%
Business Products & Services – 2.01%
Quanta Services Inc.**	116,300	3,568,917	3,051,712

IT Services – 1.10%
Computer Sciences Corp.**	33,950	1,606,368	1,679,507

Transaction Processing – 1.50%
The Western Union Co.	94,100	1,738,127	2,284,748
TOTAL COMMERCIAL SERVICES		6,913,412	7,015,967

COMMUNICATIONS – 7.55%
Networking – 3.47%
Cisco Systems Inc.**	194,700	4,936,873	5,270,529

Telecomm Equipment & Solutions – 4.08%
Nokia Corp. – ADR (Finland)	51,230	849,215	1,966,720
QUALCOMM Inc.	107,700	4,585,089	4,237,995
		5,434,304	6,204,715
TOTAL COMMUNICATIONS		10,371,177	11,475,244

CONSUMER CYCLICAL – 12.49%
Apparel & Footwear Manufacturers – 2.32%
Nike Inc.	54,950	3,451,525	3,529,988

16	Annual Report December 31, 2007

STATEMENT OF INVESTMENTS (cont’d.)

			Market
	Shares	Cost	Value
Clothing & Accessories – 3.49%
TJX Companies Inc.	184,900	$4,512,232	$5,312,177

Hotels & Gaming – 2.06%
Starwood Hotels & Resorts Worldwide Inc.	71,100	3,032,156	3,130,533

Internet – 1.06%
Expedia Inc.**	50,800	1,596,928	1,606,296

Publishing & Media – 2.17%
Walt Disney Co.	102,100	2,570,509	3,295,788

Restaurants – 1.39%
Darden Restaurants Inc.	76,340	2,017,202	2,115,381
TOTAL CONSUMER CYCLICAL		17,180,552	18,990,163

CONSUMER STAPLES – 10.92%
Consumer Products – 3.07%
Colgate Palmolive Co.	60,000	3,410,589	4,677,600

Food & Agricultural Products – 7.85%
Bunge Ltd.	36,100	1,558,802	4,202,401
Campbell Soup Co.	95,900	3,217,540	3,426,507
Unilever N.V. (Netherlands)	118,100	4,184,909	4,305,926
		8,961,251	11,934,834
TOTAL CONSUMER STAPLES		12,371,840	16,612,434

ENERGY – 11.67%
Exploration & Production – 5.84%
Occidental Petroleum Corp.	64,680	1,862,346	4,979,713
XTO Energy Inc.	76,037	1,882,835	3,905,260
		3,745,181	8,884,973
Integrated Oils – 2.40%
Marathon Oil Corp.	60,000	1,245,020	3,651,600

Oil Services – 3.43%
Transocean Inc.	36,449	1,742,493	5,217,674
TOTAL ENERGY		6,732,694	17,754,247

INTEREST RATE SENSITIVE – 14.33%
Insurance – 1.12%
The Travelers Cos. Inc.	31,600	1,662,274	1,700,080

Integrated Financial Services – 0.94%
Citigroup Inc.	48,600	2,135,247	1,430,784

Property Casualty Insurance – 6.17%
ACE Ltd. (Cayman Islands)	60,300	3,335,901	3,725,334
American International Group Inc.	81,600	5,255,975	4,757,280
MBIA Inc.	48,590	2,855,134	905,232
		11,447,010	9,387,846

1-800-624-4190 • www.blu.com	17

STATEMENT OF INVESTMENTS (cont’d.)

			Market
	Shares	Cost	Value
Regional Banks – 1.05%
Wachovia Corp.	41,800	$2,081,965	$1,589,654

Securities & Asset Management – 5.05%
Invesco Ltd.	117,000	2,860,479	3,671,460
State Street Corp.	49,500	3,341,694	4,019,400
		6,202,173	7,690,860
TOTAL INTEREST RATE SENSITIVE		23,528,669	21,799,224

MEDICAL & HEALTHCARE – 14.88%
Medical Technology – 2.94%
Zimmer Holdings Inc.**	67,600	4,751,682	4,471,740

Pharmaceuticals – 11.94%
Abbott Laboratories	128,000	5,474,045	7,187,200
Amgen Inc.**	58,700	3,372,041	2,726,028
Barr Pharmaceuticals Inc.**	34,100	1,589,798	1,810,710
Teva Pharmaceutical Industries Ltd. –
ADR (Israel)	138,300	3,679,708	6,428,184
		14,115,592	18,152,122
TOTAL MEDICAL & HEALTHCARE		18,867,274	22,623,862

TECHNOLOGY – 11.16%
Computer Software – 2.92%
Microsoft Corp.	124,900	3,327,879	4,446,440

PC’s & Servers – 3.58%
International Business Machines Corp.	50,300	4,074,509	5,437,430

Semiconductors – 4.66%
Altera Corp.	109,700	2,100,294	2,119,404
Intel Corp.	186,500	3,681,180	4,972,090
		5,781,474	7,091,494
TOTAL TECHNOLOGY		13,183,862	16,975,364

TRANSPORTATION – 2.15%
Railroads – 2.15%
Norfolk Southern Corp.	64,800	2,308,288	3,268,512
TOTAL TRANSPORTATION		2,308,288	3,268,512

UTILITIES – 2.65%
Regulated Electric – 2.65%
PPL Corp.	77,250	3,625,329	4,023,953
TOTAL UTILITIES		3,625,329	4,023,953
TOTAL COMMON STOCKS		133,391,844	165,681,223

18	Annual Report December 31, 2007

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS (cont’d.)

			Market
	Shares	Cost	Value
SHORT TERM INVESTMENTS – 0.17%
Goldman Sachs Financial Square Prime
Obligations Fund – FST Shares	252,398	$252,398	$252,398
TOTAL SHORT TERM INVESTMENTS		252,398	252,398

TOTAL INVESTMENTS	109.10%	$133,644,242	$165,933,621
Liabilities in Excess of Other Assets	(9.10%)		(13,842,171)
NET ASSETS	100.00%		$152,091,450

** Non-income producing security
ADR – American Depositary Receipt
ADS – American Depositary Share

     For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

COUNTRY BREAKDOWN
As of December 31, 2007

	Market
Country	Value	%
United States	$145,578,003	95.71%
Netherlands	8,235,380	5.42%
Israel	6,428,184	4.23%
Cayman Islands	3,725,334	2.45%
Finland	1,966,720	1.29%
Total Investments	$165,933,621	109.10%
Liabilities in Excess of Other Assets	(13,842,171)	(9.10%)
Net Assets	$152,091,450	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	19

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

ASSETS
Investments at market value (cost $133,644,242)	$165,933,621
Receivable for securities sold	2,434,479
Dividends and interest receivable	267,546
Other assets	10,445
TOTAL ASSETS	168,646,091

LIABILITIES
Loan payable to bank (Note 4)	12,355,000
Interest due on loan payable to bank	43,309
Distribution payable	3,980,886
Advisory fee payable	82,590
Administration fee payable	9,997
Accrued Compliance Officer fees	4,458
Accrued expenses and other liabilities	78,401
TOTAL LIABILITIES	16,554,641
NET ASSETS	$152,091,450

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,349
Paid-in-capital	121,112,750
Accumulated net realized loss	(1,595,028)
Net unrealized appreciation on investments	32,289,379
NET ASSETS	$152,091,450

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,434,898

Net asset value per share	$5.35

See accompanying notes to financial statements.

20	Annual Report December 31, 2007

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2007

INCOME
Dividends (net of foreign withholding taxes
of $22,154)	$2,560,941
Interest	33,472
TOTAL INCOME		$2,594,413

EXPENSES
Investment advisory fee (Note 3)	966,652
Administrative services fee (Note 3)	103,708
Interest on loan payable to bank	669,959
Stockholder reporting	108,246
Legal fees	85,316
Directors’ fees	71,844
Transfer agent fees	67,701
Audit and tax preparation fees	28,640
NYSE listing fees	27,245
Chief Compliance Officer fees	20,500
Insurance and fidelity bond	14,994
Custodian fees	9,599
Other	8,510
TOTAL EXPENSES		2,182,914
NET INVESTMENT INCOME		411,499
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		5,229,902
Change in net unrealized appreciation or
depreciation of investments		(222,134)
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS		5,007,768
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$5,419,267

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	21

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006

Increase in net assets
from operations:
Net investment income	$411,499	$511,118
Net realized gain on investments	5,229,902	4,058,061
Change in net unrealized appreciation
or depreciation of investments	(222,134)	14,782,873
	5,419,267	19,352,052

Decrease in net assets from distributions
to stockholders from:
Net investment income	(411,499)	(511,118)
Net realized gain on investments	(5,980,234)	(3,514,240)
Return of capital	(10,012,387)	(12,139,609)
	(16,404,120)	(16,164,967)

Increase in net assets from common
stock transactions:
Net asset value of common stock issued to
stockholders from reinvestment of dividends
(412,794 and 398,849 shares issued, respectively)	2,412,947	2,267,911
	2,412,947	2,267,911

NET INCREASE/(DECREASE) IN NET ASSETS	(8,571,906)	5,454,996

NET ASSETS
Beginning of year	160,663,356	155,208,360
End of year (including undistributed net
investment income of $0 and $0,
respectively)	$152,091,450	$160,663,356

See accompanying notes to financial statements.

22	Annual Report December 31, 2007

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2007

Cash Flows from Operating Activities
Net increase in net assets from operations	$5,419,267
Adjustments to reconcile net increase in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(69,654,974)
Proceeds from disposition of investment securities	81,537,539
Net proceeds from disposition of short-term investment securities	54,762
Proceeds from class-action litigation settlements	268,467
Net realized gain from securities investments	(5,229,902)
Net change in unrealized appreciation
on investments	222,134
Increase in receivable for securities sold	(2,434,479)
Increase in dividends and interest receivable	(49,325)
Decrease in other assets	370
Decrease in advisory fee payable	(1,540)
Decrease in administrative fee payable	(115)
Decrease in accrued Compliance Officer fees	(792)
Increase in other accrued expenses and payables	7,191
Net cash provided by operating activities	10,138,603

Cash Flows from Financing Activities
Proceeds from bank borrowing	17,600,000
Repayment of bank borrowing	(13,525,000)
Cash distributions paid	(14,213,603)
Net cash used in financing activities	(10,138,603)

Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0

Supplemental disclosure of cash flow information:
Cash paid during the period for interest from bank borrowing: $675,556.
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,412,947.

See accompanying notes to financial statements.

1-800-624-4190 • www.blu.com	23

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
	2007	2006
Per Share Data
(for a share outstanding throughout each period)
Net asset value – beginning of period	$5.73	$5.62
Investment operations(1)
Net investment income	0.01	0.02
Net gain on investments	0.19	0.67
Total from investment operations	0.20	0.69
Distributions
From net investment income	(0.02)	(0.02)
From net realized gains on investments	(0.21)	(0.13)
Return of capital	(0.35)	(0.43)
Total distributions	(0.58)	(0.58)
Net asset value, end of year	$5.35	$5.73
Per share market value, end of year	$5.21	$5.96

Total investment return(2) based on:
Market Value	(3.3%)	4.6%
Net Asset Value	3.3%	12.9%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.34%	1.36%
Ratio of net investment income to average net assets	0.25%	0.32%
Ratio of total distributions to average net assets	10.04%	10.25%
Portfolio turnover rate(4)	40.03%	36.54%
Net assets – end of year (in thousands)	$152,091	$160,663

See accompanying notes to financial statements.

(1)  Per share amounts calculated based on average shares outstanding during the period.

(2)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering.  Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

24	Annual Report December 31, 2007

	For the year ended December 31,
	2005	2004	2003
Per Share Data
(for a share outstanding throughout each period)
Net asset value – beginning of period	$5.76	$5.58	$4.85
Investment operations(1)
Net investment income	0.01	0.03	0.01
Net gain on investments	0.42	0.71	1.23
Total from investment operations	0.43	0.74	1.24
Distributions
From net investment income	(0.02)	(0.03)	(0.01)
From net realized gains on investments	(0.11)	(0.53)	—
Return of capital	(0.44)	—	(0.50)
Total distributions	(0.57)	(0.56)	(0.51)
Net asset value, end of year	$5.62	$5.76	$5.58
Per share market value, end of year	$6.31	$6.68	$6.14

Total investment return(2) based on:
Market Value	3.7%	19.2%	46.9%
Net Asset Value	7.1%	13.1%	26.4%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.33%	1.12%	1.13%
Ratio of net investment income to average net assets	0.21%	0.57%	0.27%
Ratio of total distributions to average net assets	10.13%	10.16%	10.07%
Portfolio turnover rate(4)	40.96%	115.39%	52.58%
Net assets – end of year (in thousands)	$155,208	$156,903	$150,057

(3)   For the years ended December 31, 2007, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 0.93%, 0.92%, 0.97% and 0.99%, respectively. For 2003 the interest expense was less than 0.01%.

(4)   A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2007 were $69,654,974 and $81,537,539, respectively.

1-800-624-4190 • www.blu.com	25

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
December 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

26	Annual Report December 31, 2007

     The Fund intends to elect to defer to its fiscal year ending December 31, 2008 approximately $724,755 of losses recognized during the period from November 1, 2007 to December 31, 2007.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2007	2006
Distributions paid from:
Ordinary income	$411,499	$960,443
Long-term capital gain	5,980,234	3,064,915
Return of capital	6,031,501	12,139,609
Total	$12,423,234	$16,164,967

     Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended December 31, 2007, the effects of certain differences were reclassified. The Fund increased accumulated net realized loss by $73,306 and increased paid in capital by $73,306. These differences were primarily due to the differing tax treatment of certain investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

     As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(724,755)
Net unrealized appreciation	31,419,106
Total	$30,694,351

     The difference between book basis and tax basis is typically attributable to the tax deferral of losses on wash sales, corporate actions and post October losses.

1-800-624-4190 • www.blu.com	27

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed or terminated at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change or terminate the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of December 31, 2007:
Gross appreciation (excess of value over tax cost)	$38,150,269
Gross depreciation (excess of tax cost over value)	(6,731,163)
Net unrealized appreciation	$31,419,106
Cost of investments for income tax purposes	$134,514,515

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC (“DenverIA”), whereby an investment advisory fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

28	Annual Report December 31, 2007

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DenverIA, respectively, of 0.0855% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     Effective April 1, 2008, the administrative services fee for ALPS will be increased to an annual rate of 0.0955% of the Fund’s average daily net assets up to $75,000,000, 0.0500% of the Fund’s average daily net assets between $75,000,000 and $125,000,000 and 0.0300% of the Fund’s average daily net assets in excess of $125,000,000. DenverIA’s administrative services fee remains unchanged.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

4. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The interest rate resets daily at overnight Federal Funds Rate plus 0.825%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

Details of the loan outstanding are as follows:

		Average for the
	As of	Year Ended
	December 31,	December 31,
	2007	2007

Loan outstanding	$12,355,000	$11,309,055
Interest rate	4.84%*	5.86%
% of Fund’s total assets	7.33%	6.71%
Amount of debt per share outstanding	$0.43	$0.40
Number of shares outstanding (in thousands)	28,435	28,264**

**Annualized
**Weighted average

1-800-624-4190 • www.blu.com	29

5. NEW ACCOUNTING PRONOUNCEMENTS

     Effective January 2, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and the State of Colorado. For the years ended December 31, 2004 through December 31, 2006, the Fund’s federal and Colorado returns are still open to examination by the appropriate taxing authority. However, to management’s knowledge there are currently no federal or Colorado income tax returns under examination.

     In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 defines fair value for securities in the Fund’s portfolio, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurement. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact, if any, the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

TAX DESIGNATIONS (Unaudited):

     Certain tax information is provided to shareholders as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2007:

Corporate Dividends Received Deduction	100%
Qualified Dividend Income	100%
Long-Term Capital Gain Dividends	$5,980,234

30	Annual Report December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Blue Chip Value Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado	February 15, 2008

1-800-624-4190 • www.blu.com	31

32	Annual Report December 31, 2007

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman

Todger Anderson, Director

Lee W. Mather, Jr, Director

Richard C. Schulte, Director

Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman

Todger Anderson, President

Mark M. Adelmann, Vice President

Nancy P. O’Hara, Secretary

Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator

Denver Investment Advisors LLC

1225 17th Street, 26th Floor

Denver, CO 80202

Stockholder Relations

Margaret R. Jurado

(800) 624-4190 (option #2)

e-mail: blu@denveria.com

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Co-Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent

(Questions regarding your Account)

BNY Mellon Shareowner Services

480 Washington Blvd.

Jersey City, NJ 07310

(800) 624-4190 (option #1)

www.melloninvestor.com

NYSE Symbol—BLU

www.blu.com

Item 2 - Code of Ethics

(a)  The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)  Not applicable.

(c)  During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)  Not applicable.

(f)   The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee.  The Board of Directors has designated Roberta M. Wilson as the registrant’s “audit committee financial expert.”  Ms. Wilson is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)        Audit Fees:  For the Registrant's fiscal years ended December 31, 2007 and December 31, 2006, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $25,520 and $22,000, respectively.

(b)        Audit-Related Fees:  In Registrant's fiscal years ended December 31, 2007 and December 31, 2006, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)        Tax Fees:  For the Registrant's fiscal years ended December 31, 2007 and December 31, 2006, aggregate fees of $3,120 and $2,310, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The fiscal year 2007 and 2006 tax fees were for review of tax returns and year-end distributions in compliance with applicable regulations.

(d)        All Other Fees:  For the Registrant's fiscal year ended December 31, 2007 and December 31, 2006, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraph (a) through (c).

(e) (1)   Audit Committee Pre-Approval Policies and Procedures:  The Registrant’s Audit Committee has not adopted pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

            (e) (2)   No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        Aggregate non-audit fees of $3,120 and $2,310 were billed by the Registrant's principal accountant for services rendered to the Registrant and to Registrant's investment adviser for the Registrant's fiscal year ended December 31, 2007 and December 31, 2006, respectively.

(h)        Not applicable.

Item 5 - Audit Committee of Listed Registrants

(a)  The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The committee members are:  Roberta M. Wilson, Richard C. Schulte and Lee W. Mather, Jr.

(b)  Not applicable.

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s Board of Directors, at their May 2003 Board meeting, delegated to its investment adviser, Denver Investment Advisors, subject to the supervision of the Board, the authority to vote Registrant’s proxies relating to portfolio securities and directed Denver Investment Advisors to follow and apply Denver Investment Advisors’ proxy voting policies and procedures when voting such proxies.  A summary of Denver Investment Advisors’ Proxy Voting Policy which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Registrant follows.

Summary of Denver Investment Advisors LLC Proxy Voting Policy

Denver Investment Advisors LLC (“DenverIA”), unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, DenverIA relies heavily on its subscription to RiskMetrics Group.  RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group’s ISS as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

   1)   Operational Items

   2)   Board of Directors

   3)   Proxy Contests

   4)   Anti-takeover Defenses and Voting Related Issues

   5)   Mergers and Corporate Restructurings

   6)   State of Incorporation

   7)   Capital Structure

   8)   Executive and Director Compensation

   9)   Corporate Social Responsibility Issues

10)    Mutual Fund Proxies

11)    Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO or a member of the Management Committee, other than the Analyst seeking the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, DenverIA will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which DenverIA is an affiliated party, DenverIA will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in RiskMetric Group’s system for record keeping. RiskMetrics Group provides the necessary reports for the Blue Chip Value Fund to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

2008 U.S. Proxy Voting Guidelines

Concise Summary

ISS Governance Services

December 21, 2007

Copyright © 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

RiskMetrics Group	www.riskmetrics.com

ISS Goverance Services
Concise Summary of 2008 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election--any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive’s pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options (see “Options Backdating” policy);

  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

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-  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-  serves as liaison between the chairman and the independent directors;

-  approves information sent to the board;

-  approves meeting agendas for the board;

-  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-  has the authority to call meetings of the independent directors;

-  if requested by major shareholders, ensures that he is available for consultation and direct communication;

  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

  Two-thirds independent board;

  All independent key committees;

  Established governance guidelines;

  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;

  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident’s candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

  Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;

  A comparison of the governance provisions;

  Comparative economic benefits; and

  A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;

  Good performance with respect to peers and index on a five-year total shareholder return basis;

  Absence of non-shareholder approved poison pill;

  Reasonable equity compensation burn rate;

  No non-shareholder approved pay plans; and

  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits the repricing of stock options without prior shareholder approval;

  There is a disconnect between CEO pay and the company’s performance;

  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

  Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

  Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

  Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

  New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

  Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

- Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

- Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

- Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

  Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

  Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

  Other excessive compensation payouts or poor pay practices at the company.

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Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

  Vesting schedule or mandatory holding/deferral period:

- A minimum vesting of three years for stock options or restricted stock; or

- Deferred stock payable at the end of a three-year deferral period.

  Mix between cash and equity:

- A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

  No retirement/benefits and perquisites provided to non-employee directors; and

  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;

  Offering period is 27 months or less; and

  The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or

  Offering period is greater than 27 months; or

  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution. Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

  Length of time of options backdating;

  Size of restatement due to options backdating;

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  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

  Rationale for the re-pricing--was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting--does the new option vest immediately or is there a black-out period?

  Term of the option--the term should remain the same as that of the replaced option;

  Exercise price--should be set at fair market or a premium to market;

  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;

  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

2008 US Proxy Voting Guidelines Concise Summary	-9-

RiskMetrics Group	www.riskmetrics.com

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;

  Vesting;

  Bid-price;

  Term of options;

  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

  Can shareholders assess the correlation between pay and performance based on the current disclosure?

  What type of industry and stage of business cycle does the company belong to?

2008 US Proxy Voting Guidelines Concise Summary	-10-

RiskMetrics Group	www.riskmetrics.com

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

  An executive may not trade in company stock outside the 10b5-1 Plan.

  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or

  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;

  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

2008 US Proxy Voting Guidelines Concise Summary	-11-

RiskMetrics Group	www.riskmetrics.com

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

  Whether the company has adequately disclosed the financial risks of the lending products in question;

  Whether the company has been subject to violations of lending laws or serious lending controversies;

  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;

  Deviation from established industry pricing norms;

  The company’s existing initiatives to provide its products to needy consumers;

  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;

  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

  The company’s level of disclosure is comparable to or better than information provided by industry peers; and

  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

2008 US Proxy Voting Guidelines Concise Summary	-12-

RiskMetrics Group	www.riskmetrics.com

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

2008 US Proxy Voting Guidelines Concise Summary	-13-

Item 8- Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

As of the filing date of this report, the Blue Chip Value Fund is managed by the Value Equity Research Team at Denver Investment Advisors LLC. Mr. Kris B. Herrick, CFA is the Director for this investment team. He works closely with three senior research analysts, Mr. Mark M. Adelmann, CFA, CPA, Mr. Troy Dayton, CFA and Mr. Derek R. Anguilm, CFA (the “Team”). These individuals have each been assigned specific sectors to focus their research efforts. The Team is further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Team typically seeks to reach consensus on all investment decisions.

Kris B. Herrick, CFA, a Vice President of Denver Investment Advisors is Director of Value Research with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Herrick has been a Research Analyst with Denver Investment Advisors since 2000.  Prior to joining Denver Investment Advisors, he was a Financial Services Analyst with Jurika & Voyles from 1997 to 2000.  Mr. Herrick has a total of 10 years of professional experience.

Mark M. Adelmann, CFA, CPA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Adelmann has been a research analyst with the Equity Value research team at Denver Investment Advisors since 1995.  Prior to joining Denver Investment Advisors he worked with Deloitte & Touche for 15 years in auditing and financial reporting.  Mr. Adelmann has a total of 26 years of professional experience.

Derek R. Anguilm, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Anguilm has been a Research Analyst with Denver Investment Advisors since 2000.  Prior to joining Denver Investment Advisors he interned with Everen Securities from 1999 to 2000.  Mr. Anguilm has a total of 8 years of professional experience.

Troy Dayton, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund.  Mr. Dayton has been a Research Analyst with the Equity Value research team at Denver Investment Advisors since 2002.  Prior to joining Denver Investment Advisors, he was an Equity Research Analyst with Jurika & Voyles from 2001 to 2002.  Mr. Dayton was an Equity Research Associate with Dresdner Global Investors from 1998 to 2001 and an Equity Research Associate with Jurika & Voyles from 1996 to 1998.  Mr. Dayton has a total of 11 years of professional experience.

(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (December 31, 2007), the following table summarizes the other investment activities of each portfolio manager.

Portfolio Manager:	Herrick	Adelmann	Dayton	Anguilm

Registered Inv Companies
Assets	$588,797,161	$588,797,161	$588,797,161	$588,797,161
# of Accounts	6	6	6	6

Performance Based
Assets	$31,145,796	$31,145,796	$31,145,796	$31,145,796
# of Accounts	1	1	1	1

Other Pooled Accts
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Accts
Assets	$528,583,875	$528,583,875	$528,583,875	$528,583,875
# of Accounts	713*	713*	713*	713*

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Grand Totals
Assets	$1,117,381,036	$1,117,381,036	$1,117,381,036	$1,117,381,036
# of Accounts	719*	719*	719*	719*

* Totals include 648 accounts within separately managed account (SMA) wrap programs which Denver Investment Advisors LLC serves as a portfolio manager.

Potential material conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to other accounts in addition to the Fund, include conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there can be no guarantee, Denver Investment Advisors LLC believes that the controls and oversight relating to these potential material conflicts of interest involving the Fund and its other managed funds and accounts is effective.

(a)(3)  Manager Compensation

As of the most recently completed fiscal year end (December 31, 2007), each of the Fund’s portfolio managers is a partner of Denver Investment Advisors LLC. As such, the primary compensation comes from a base salary and a predetermined percentage of distributed profit based on the overall profitability of the firm. New business marketing incentives are generally paid to marketing personnel, but at times portfolio managers who help open new institutional accounts with an ongoing service role may also receive an incentive based on expected revenue. Additionally, the management committee of Denver Investment Advisors LLC may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors: performance, growth and/or retention of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investment Advisors LLC, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites combined with the specific partner’s “buy list” for that investment style where applicable, rather than any specific Fund or account result.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in the Blue Chip Value Fund by each portfolio manager as of December 31, 2007:

Portfolio Manager	Ownership Range
Kris Herrick	None
Mark Adelmann	$0 – 10,000
Derek Anguilm	None
Troy Dayton	None

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11 - Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

(a)(1)   The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)   Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 7, 2008

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 7, 2008

By:       /s/ Jasper R. Frontz

            Jasper R. Frontz

Treasurer and Chief Financial Officer

Date:    March 7, 2008